Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies

17.   Commitments and contingencies

Contractual commitments

As of December 31, 2021, the Partnership has no material commitments for capital expenditures. However, during the fourth quarter of 2021, the Höegh Gallant was modified and prepared for performance under the NFE Charter, and incurred expenditures of $4.9 million during the quarter. No off-hire occurred during the fourth quarter of 2021. Pursuant to an agreement entered into with Höegh LNG’s subsidiary, in February 2022 the Partnership received indemnification payments for 50% of the amount of expenditures incurred in the fourth quarter of 2021.

As of December 31, 2021, there were no material contractual purchase commitments.

Claims and Contingencies

Joint ventures boil-off settlement

Under the Neptune and the Cape Ann time charters, the joint ventures undertake to ensure that the vessel always meets specified performance standards during the term of the time charters. The performance standards include the vessel not exceeding a maximum average daily boil-off of LNG, subject to certain contractual exclusions, as specified in the time charter. Pursuant to the charters, the hire rate is subject to deduction by the charterer of, among other things, sums due in respect of the joint ventures’ failure to satisfy the specified performance standards during the period. On September 8, 2017, the charterer notified the joint ventures that it was formally making a claim for compensation in accordance with the provisions of the charters for a stated quantity of LNG exceeding the maximum average daily boil-off since the beginning for the charters. Accruals are recorded for loss contingencies or claims when it is probable that a liability will be incurred, and the amount of loss can be reasonably estimated. As of September 30, 2017, the joint ventures determined the liability associated with the boil-off claim was probable and could be reasonably estimated resulting in a total accrual of $23.7 million which was recorded as a reduction of time charter revenues in the third quarter of 2017. As a precaution, the joint ventures suspended payments on their shareholder loans as of September 30, 2017 pending the outcome of the boil-off claim. Refer to note 8. The Partnership’s 50% share of the accrual was approximately $11.9 million. The claim was referred to arbitration.

In February 2020, each of the joint ventures and the charterer reached a commercial settlement addressing all the past and future claims related to boil-off with respect to the Neptune and the Cape Ann. The settlement amount was in line with the accrual made by the joint ventures. Accordingly, the accrual was unchanged as of December 31, 2019. The settlement reached was subject to executing final binding agreements between the parties. The final settlement and release agreements were signed on and had an effective date of April 1, 2020. Among other things, the settlement provided that 1) the boil-off claim, up to the effective date of the settlement agreements, would be settled for an aggregate amount of $23.7 million, paid in instalments during 2020, 2) the costs of the arbitration tribunal would be equally split between the parties and each party would settle its legal and other costs, 3) the joint ventures have or would implement technical upgrades on the vessels at their own cost to minimize boil-off, and 4) the relevant provisions of the time charters would be amended regarding the computation and settlement of prospective boil-off claims. The Partnership’s 50% share of the settlement was the same as its share of the accrual, or approximately $11.9 million. As a result, the settlement had no impact to the Partnership’s consolidated income statement for the year ended December 31, 2020.

The first installment of the settlement of $17.2 million was paid by the joint ventures in April 2020. The Partnership’s 50% share was $8.6 million. The second and final installment of the settlement of $6.5 million was paid by the joint ventures in December 2020. The Partnership’s 50% share was $3.3 million.

The Partnership is indemnified by Höegh LNG for its share of the cash impact of the settlement, the arbitration costs and any legal expenses, the technical modifications of the vessels and any prospective boil-off claims or other direct impacts of the settlement agreement. On April 8, 2020 and December 11, 2020, the Partnership was indemnified by Höegh LNG for its share of the joint ventures boil-off settlement payments by a reduction of $8.6 million and $3.3 million, respectively, on its outstanding balance on the $85 million revolving credit facility from Höegh LNG.

Höegh LNG and the other major owner guarantee the performance and payment obligations of the joint ventures under the time charters.

On March 12, 2021, the Partnership was indemnified by Höegh LNG for its share of joint ventures performance claims for the year ended December 31, 2020 by a reduction of $0.3 million in its outstanding balance on the $85 million revolving credit facility from Höegh LNG. No indemnification claims were made or received by the Partnership subsequent to March 12, 2021.

Indonesian corporate income tax

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not always be clear and may be subject to alternative interpretations or changes in interpretations over time. The Partnership’s Indonesian subsidiary is subject to examination by the Indonesian tax authorities for corporate income tax for up to five years following the completion of a fiscal year. On January 22, 2021, the Partnership’s Indonesian subsidiary received a letter from the Indonesian tax authorities that there will be an examination by the Indonesian tax authorities for the tax return from 2019 during 2021. As of December 31, 2021, the open years for examination by the Indonesian tax authorities are 2017, 2018, 2020 and 2021. Additionally, in April 2022 the Partneship’s Indonesian subsidiary received a letter from the Indonesian tax authorities raising certain questions and requiring certain additional information about the tax return for 2018. The examinations may lead to ordinary course adjustments or proposed adjustments to the subsidiary’s taxes with respect to years under examination. Future examinations may or may not result in changes to the Partnership’s provisions on tax filings for the open tax years that remain subject to a potential tax audit in Indonesia. The as-filed tax position for the open tax years was to take a tax deduction for the interest expense on the internal promissory note. For 2019, see Indonesian 2019 tax audit below. For this tax position, the Partnership concluded that it does not have the level of evidence necessary to support a conclusion that the tax position is more-

likely-than-not of being sustained. Accordingly, unrecognized tax benefits for uncertain tax positions increased during 2021. As of December 31, 2021 and 2020, the unrecognized tax benefits for uncertain tax positions were $9.0 million and $2.7 million, respectively.

Indonesian 2019 tax audit

In June 2021, the tax audit for the Partnership’s Indonesian subsidiary’s, the owner of the PGN FSRU Lampung, 2019 tax return was completed. The main finding was that the internal promissory note was reclassified from debt to equity such that 100% of the accrued interest was disallowed. The Indonesian subsidiary filed an Objection Request with the Central Jakarta Regional Tax Office on September 24, 2021. The Partnership and its Indonesian subsidiary disagree with the conclusion. However, the Partnership and its Indonesian subsidiary may not be successful in the appeal and have expensed and paid the additional tax for 2019 including penalties of a total of $2.7 million as of December 31, 2021. Additionally, and as described above and under Indonesian corporate income tax, the Indonesian subsidiary recorded an increase in the tax provision, or liability, of $9.5 million during 2021 for the potential future obligation to the tax authorities for a disallowed interest deduction compared with its position for open years. During 2021, the Indonesian subsidiary recorded a decrease in the tax provision of $3.2 million for the expiration of the statute of limitations for 2016.

Indonesian property tax

The Partnership's Indonesian subsidiary was assessed for Land and Building tax (“property tax”) and penalties of $3.0 million by the Indonesian authorities for the period from 2015 through 2019. The assessment was due to the issuance of the Indonesian Minister of Finance’s Decree No. 186/PMK.03/2019 (“PMK 186/2019”) which defines FSRUs as a “Building” subject to the tax. The Partnership’s Indonesian subsidiary has appealed the assessment. Depending on the level of appeal pursued, the appeal process could take a number of years to conclude. There can be no assurance of the result of the appeal or whether the Indonesian subsidiary will prevail. As a result, the property tax and penalties were expensed as a component of vessel operating expenses for the year ended December 31, 2019. Until the appeal is concluded, the Indonesian subsidiary will be required to pay an annual property tax of approximately $0.5 million.

Colombian Municipal Industry and Commerce Tax

On April 1, 2022, the Partnership’s Colombian subsidiary received a notification from the Tax Administration of Cartagena assessing a penalty of approximately $1.8 million for failure to file the 2016 to 2018 Municipal Industry and Commerce Tax (“ICT”) returns. ICT is imposed on gross receipts on customer invoices and is similar to a sales tax. The municipal tax authorities have alleged that the customer invoices are for industrial activities performed within the municipal jurisdiction. However, all of the Colombian subsidiary’s activities take place offshore which is outside of the Municipality’s borders. According to Colombian law, municipalities do not have jurisdiction over maritime waters or low-tide areas. Management intends to deny the allegations and file an appeal to vigorously defend the Colombian subsidiary’s position. Accruals for loss contingencies are recorded when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Management, with advice of its outside legal advisors, has assessed the status of this matter and has concluded that an adverse judgment after concluding an appeals process is not probable. As a result, no provision has been made in the consolidated financial statements. Management estimates the range of possible loss for 2016-2021, including accrued interest, to be approximately $1.3 million to $2.9 million as of December 31, 2021, plus additional accrued interest thereon until final disposition of the ICT allegation.

PGN FSRU Lampung Arbitration

As previously reported, by letter dated July 13, 2021, the charterer under the lease and maintenance agreement for the PGN FSRU Lampung (“LOM”) raised certain issues with PT Hoegh LNG Lampung in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration against PT Hoegh LNG Lampung. On August 2, 2021 the charter served a notice of arbitration (“NOA”) to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. PT Hoegh LNG Lampung has served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM and a claim against the parent company of the charterer for the fulfilment of the charterer’s obligations under the LOM as stated in a guarantee provided by the parent company, with a claim for damages. PT Hoegh LNG Lampung will take all necessary steps and will vigorously defend the charterer’s claims in the legal process.

No assurance can be given at this time as to the outcome of the dispute with the charterer of the PGN FSRU Lampung. Notwithstanding the NOA, both parties have continued to perform their respective obligations under the LOM.

The Securities Class Action

On October 27, 2021, a federal securities class action lawsuit was filed against the Partnership and certain of its current and former officers in the United States District Court for the District of New Jersey. The name of the case is In re Höegh LNG Partners LP Securities Litigation, Case No. 2:21-cv-19374-KM-JBC. The complaint alleges that the Partnership made materially false and misleading statements about its business and operations, and seeks unspecified damages, attorneys' fees and any other relief the court deems proper. On March 11, 2022, the Court appointed lead plaintiffs and lead counsel for the class, and the Court has issued a schedule for the filing of a consolidated amended complaint and briefing on defendants’ anticipated motion to dismiss. The Partnership believes the allegations in this suit are without merit and intends to vigorously defend against it. As a result of the uncertainty regarding the outcome of this matter, no provision has been made in the Consolidated Financial Statements.

PGN LNG claims including delay liquidated damages

The Partnership was indemnified by Höegh LNG for i) any hire rate payments not received under the PGN FSRU Lampung time charter for the period commencing on August 12, 2014 through the acceptance date of the PGN FSRU Lampung and ii) non-budgeted expenses (including warranty costs associated with repairs of the Mooring) incurred in connection with the PGN FSRU Lampung project prior to the date of acceptance, and for iii) certain subsequently incurred non-budgeted costs and expenses.

No indemnification claim was filed for the year ended December 31, 2021 and 2020. For the year ended December 31, 2019, the Partnership refunded to Höegh LNG approximately $0.1 million related to insurance proceeds received related to the warranty provision and costs for previous years determined to be reimbursable by the charterer. Refer to note 14.